UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22218

T. Rowe Price Global Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Global Real Estate Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global real estate securities produced solid results in the first half of 2017 but underperformed broader developed market equity indexes as investors favored stocks in more growth-oriented sectors. Real estate stocks were widely positive across most major markets, with Hong Kong and Singapore recording strong gains. Japan was the only major market with negative results, and the United States underperformed as retail real estate stocks faced headwinds from e-commerce. A weaker U.S. dollar was generally beneficial for returns for U.S.-based investors. Our fund delivered positive absolute returns, but stock selection in some markets lagged the index.

During the six-month period ended June 30, 2017, the Global Real Estate Fund returned 2.90%, trailing its benchmark FTSE EPRA/ NAREIT Developed Real Estate Index and its peer group as measured by the Lipper Global Real Estate Index. (The returns for the Advisor and I Class shares varied, reflecting their different fee structure.)

DIVIDEND DISTRIBUTION

On June 27, 2017, your Board of Directors declared a second-quarter dividend of $0.14 per share to shareholders of record on that day. You should have received your check or statement reflecting this distribution. The dividend was distributed on June 29. (Distributions for the Advisor and I Class shares were $0.13 and $0.16, respectively.)

MARKET ENVIRONMENT

U.S. stocks generated solid gains in the first six months of 2017, with many major indexes reaching all-time highs during the period. Stocks continued the rally that started in the wake of Donald Trump’s presidential election victory in November 2016 amid hopes for lower taxes and higher infrastructure spending—although there has been little substantive progress on these initiatives. Stronger corporate earnings and moves by the Trump administration to reduce the regulatory burden in certain industries were supportive.

International developed markets stocks generally outperformed U.S. shares, with a weaker U.S. dollar versus major non-U.S. currencies boosting returns for U.S. investors. The yen’s nearly 4% rise versus the dollar helped Japanese stocks in dollar terms but hurt the prospects for Japan’s export sector. European equities were buoyed by signs of improved economic growth, continued European Central Bank stimulus efforts, and political stabilization after centrist election victories in the Netherlands and France.

Yields on high-quality developed markets government debt generally increased during the reporting period. The U.S. Treasury yield curve flattened as the Fed’s slow interest rate normalization pushed short-term yields higher while lower inflation expectations benefited longer-maturity Treasuries, whose yields decreased. The 10-year U.S. Treasury note’s yield finished June at 2.31%, down from 2.45% at the beginning of the reporting period. In the eurozone, the yield of the German 10-year note increased quickly at the end of the reporting period amid speculation that the European Central Bank would further taper its asset purchases and ended the reporting period at about 0.50% after starting 2017 around 0.20%.

In the real estate universe, U.S. real estate investment trusts (REITs) returned about 1.5%, underperforming the index. U.S. REITs make up the largest portion of the global market. Data center and industrial warehouses continued their outperformance, driven by strong demand associated with growth trends in technology, e-commerce, and cloud computing. Health care REITs posted double-digit returns during the period, rebounding from poor performance in 2016. The sector benefited from low interest rates given its long-term lease structure and perceived bond-like cash flows. On the other hand, retail real estate stocks performed poorly and were down on an absolute basis due to concerns around growing e-commerce sales and an increase in store-closing announcements from retailers. The self-storage sector also posted negative returns as increasing supply drove decelerating rental growth.

Japan was the worst-performing region for the period, losing about 1% in U.S. dollar terms. Japanese real estate stocks were down 5% in the local currency, but the losses were offset for U.S. investors by the appreciation of the yen. Japanese REITs (J-REITs) performed poorly during the period as investors became concerned about the possibility that there will be no additional policy support from the Bank of Japan—either through an increase in the asset purchase program of J-REITs or through negative interest rates. Large Japanese developers also declined as investors were disappointed by the lack of focus on improving shareholder returns. Rents are growing in the Tokyo office market and remain relatively resilient in spite of a growing supply pipeline, while in the logistics and residential sectors rents remain largely stable.

Among other key real estate markets, Hong Kong stocks were up 21%, strongly outperforming the index. The stocks rebounded from depressed valuations following increases in residential prices and stronger economic growth in China. Residential prices continued their march upward, driven by limited supply, solid demand, and lower mortgage rates. After a difficult last few years, retail sales in Hong Kong are showing signs of stabilization and office demand remains strong, resulting in rising rents and low vacancy.

Australia lost ground in local currency terms but produced small gains for U.S. investors as the Australian dollar appreciated. The retail sector faced headwinds as consumer balance sheets are stretched and threats from e-commerce are rising. Home prices remain at high levels despite efforts to tighten lending standards. Office rents in Sydney increased significantly, primarily due to low levels of supply and solid demand.

Results varied within Continental Europe, but, on average, real estate stocks in the region benefited from a supportive macro environment and produced strong results, rising 16%. The euro was up 9% for the period, aiding the returns of U.S. investors. The UK’s 9% gain was predominantly driven by the appreciation of the pound. Property values recovered from post-Brexit lows. Demand remains high from foreign buyers for London commercial real estate, and office leasing has held up better than feared. The Conservative Party lost its majority in the early election called by Prime Minister Theresa May, potentially weakening the prime minister’s “hard” Brexit plans.

PORTFOLIO REVIEW

Stock selection in the United States was the largest detractor from performance for the fund, largely as a result of our overweight exposure to retail landlords that performed poorly during the period. Relative results were also hurt by sectors we didn’t own, such as health care and data center REITs, which were strong performers. We continue to believe that our positioning in higher-quality traditional real estate, where land values are a substantial component of the property value, will lead to better risk-adjusted long-term returns.

Mall and shopping center landlords underperformed the broader real estate market as challenging retail fundamentals and announced store closures from retailers weighed on the stocks. E-commerce is also taking a greater share of the retail pie at the expense of mature retailers. Despite owning highly productive regional malls and posting solid quarterly results, Macerich, Taubman Centers, and GGP were down during the period. We trimmed our position in mall owner Simon Property Group. Shopping center landlords Regency Centers, Urban Edge Properties, and Federal Realty Investment Trust were also down, hurting our performance. We added to Urban Edge Properties on weakness and initiated a new position in Acadia Realty Trust, which predominantly owns street retail in urban settings. We eliminated Kimco Realty, which contributed to our performance later in the period. Despite the ongoing negative headlines for brick-and-mortar retailers, we continue to believe that high-quality shopping centers and malls will endure. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Apartment landlords AvalonBay Communities, Essex Property Trust, and Equity Residential outperformed in the period following weak performance last year. Rental growth slowed less than feared following new supply deliveries, and decelerating multifamily starts in several key markets bodes well for fundamentals in future years. We trimmed our position in AvalonBay Communities on strength.

Industrial landlord Prologis was a contributor, recording strong double-digit returns. U.S. industrial market vacancy is at the lowest level in over a decade, and average rents for logistics warehouses continue to increase. The company is well positioned to benefit from supply chain reconfiguration and the growth in e-commerce around the world. We trimmed our position on strength. Weyerhaeuser, a timber and forest products company, also performed well. Increasing housing starts and additional duties on Canadian lumber imports drove an improvement in wood products pricing during the period. We added to our position in the company and initiated a new position in Rayonier, a timber REIT with landholdings primarily in the U.S. South.

In Australia, our positions in Vicinity Centres and Scentre Group posted negative absolute returns and underperformed the index. The announcement by Amazon that it intends to enter the Australian market scared investors away from our brick-and-mortar retail landlords, and we trimmed our positions. Conversely, we added to our position in Charter Hall Retail REIT, and it performed well as supermarket sales appear to be showing signs of a recovery. Our position in Singapore’s CapitaLand Mall Trust posted positive absolute returns but underperformed the index. Similar to Australia, Amazon’s widely rumored potential entry into Singapore weighed on retail real estate.

Stock selection in Canada was the largest contributor to the fund’s relative results, and our out-of-benchmark positioning in Mexico and Brazil was also beneficial. During the period, Brookfield Canada Office Properties, a longtime holding of the fund, was taken private by its parent company at a 25% premium to where the shares had been trading before the announcement, aiding our performance. We reallocated some of the proceeds from this deal into a new position in Boardwalk Real Estate Investment Trust, an owner and manager of apartments primarily in Western Canada.

In Mexico, Concentradora Fibra Danhos rebounded strongly after poor performance late in 2016 following the U.S. election. Solid operating fundamentals combined with lessening fears about a repeal of NAFTA drove the stock’s significant rally during the period. We added to our position early in the year. Brazilian mall owners Iguatemi Empresa de Shopping Centers and Multiplan Empreendimentos Imobiliarios were positive out-of-index contributors again this period. Brazil’s central bank cut interest rates several times as inflation fell to a near 10-year low, and the economy appears to be recovering from a recession.

Continental Europe produced mixed results for the fund. Office landlords Gecina and Inmobiliaria Colonial posted strong positive returns. The stocks benefited from improving occupancy and rents in Paris and Madrid. These gains were offset by our lack of ownership of German residential landlords, which were strong performers in the first half of the year.

In Hong Kong, we eliminated our position in Cheung Kong Property Holdings as the company made several acquisitions outside the real estate sector. We used the proceeds to add to our existing position in Sun Hung Kai Properties, a well-respected residential developer that owns an excellent portfolio of commercial real estate in Hong Kong and China.

OUTLOOK

Many of the themes we discussed six months ago remain relevant as we look ahead to the second half of 2017. The current real estate cycle is now in its eighth year, but we expect fundamentals to remain positive, as demand continues to exceed supply in most markets where we invest. Occupancy rates are high, and rents are growing. We do expect some deceleration in rent growth in certain markets and property types around the world as supply pipelines—although still below previous peaks—have increased. A renewed sense of optimism, as evidenced by rising consumer confidence, may also stimulate demand above our expectations. It is our belief that fundamentals will drive real estate values in the long run. Growing rents translate into growing net asset values and higher dividends over time.

Real estate tends to be correlated with interest rates in the short run. Over the last year, the narrative in the market has shifted from interest rates being “lower for longer” and worries about deflation to the potential end of the multi-decade bull market for bonds. While we cannot predict short-term rate movements, we offer a few observations. First, interest rates around the globe, even after rising quickly late in 2016, are low on an absolute basis and relative to history, providing support for real estate values. As a result, the dividend yields offered by our investments remain attractive. Second, should rates rise because the economy is improving, we believe we are well placed. A further shift up in interest rates will expose those companies that own inferior real estate locations, which lack pricing power, and highlight those that own properties where demand exceeds supply and thus rents, cash flows, and dividends can be grown. We are invested in the latter. We favor companies where we believe rent growth is sustainable over cycles and therefore can outperform other types of real estate in an inflationary environment.

Finally, as the cycle continues, we remain focused on investing where we find the best risk-adjusted returns. This means a persistent focus on leverage and balance sheet strength. We prefer investing in companies that have low leverage and significant financial flexibility. We believe our fundamentally driven, bottom-up approach to stock selection, which favors high-quality real estate, well-capitalized balance sheets, and strong management teams, will produce attractive returns for our shareholders over the long run.

Thank you for your continued support and confidence.

Respectfully submitted,

Nina Jones
President of the fund and chair of its Investment Advisory Committee

July 25, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

FTSE EPRA/NAREIT Developed Real Estate Index: A total return index composed of the most actively traded REITs and REIT-type structures, designed to be a measure of global real estate equity performance.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
AvalonBay Communities	5.1%
Equity Residential	4.7
Prologis	4.2
SL Green Realty	3.4
Vornado Realty Trust	3.3
GGP	3.0
Essex Property Trust	2.9
Sun Hung Kai Properties	2.8
PSP Swiss Property	2.8
Regency Centers	2.8
Boston Properties	2.6
Mitsui Fudosan	2.5
Shaftesbury	2.4
Hongkong Land Holdings	2.3
Scentre	2.2
Public Storage	2.2
Mitsubishi Estate	2.1
Gecina	2.1
Nippon Accommodations Fund	2.0
American Campus Communities	2.0
Vicinity Centres	2.0
Federal Realty Investment Trust	1.9
Klepierre	1.9
Douglas Emmett	1.8
Simon Property Group	1.8
Total	66.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	6 Months Ended 6/30/17	11/29/16[1] Through 12/31/16
NET ASSET VALUE		
Beginning of period	$ 19.68	$ 19.66
Investment activities		
Net investment income (loss)[2]	0.28[3]	(0.03)[3]
Net realized and unrealized gain / loss	0.32	0.43
Total from investment activities	0.60	0.40
Distributions		
Net investment income	(0.29)	(0.03)
Net realized gain	–	(0.35)
Tax return of capital	–	–[4]
Total distributions	(0.29)	(0.38)
NET ASSET VALUE		
End of period	**$ 19.99**	**$ 19.68**

Ratios/Supplemental Data

Total return[5]	**3.05%**[3]	**2.06%**[3]
Ratio of total expenses to average net assets	0.74%[3][6]	0.74%[3][6]
Ratio of net investment income (loss) to average net assets	2.80%[3][6]	(2.03)%[3][6]
Portfolio turnover rate	6.1%	17.5%
Net assets, end of period (in thousands)	$ 776	$ 250

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 5. Excludes expenses waived (0.16% and 0.12% of average net assets) for the six months ended June 30, 2017, and the period ended 12/31/16, respectively, related to the contractual operating expense limitation in effect through 4/30/19.
(4) Amounts round to less than $0.01 per share.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(6) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 5.3%		
Common Stocks 5.3%		
Charter Hall Retail	735,172	2,298
Scentre	1,388,695	4,318
Vicinity Centres	1,956,419	3,860
Total Australia (Cost $10,993)		10,476
BRAZIL 1.1%		
Common Stocks 1.1%		
Iguatemi Empresa de Shopping Centers	156,040	1,551
Multiplan Empreendimentos	27,533	542
Total Brazil (Cost $1,390)		2,093
CANADA 1.5%		
Common Stocks 1.5%		
Boardwalk Real Estate Investment Trust	40,120	1,471
Canadian Real Estate Investment Trust	42,700	1,510
Total Canada (Cost $3,059)		2,981
FRANCE 5.5%		
Common Stocks 5.5%		
Gecina	25,863	4,060
Klepierre	90,589	3,713
Unibail-Rodamco	12,665	3,191
Total France (Cost $9,190)		10,964
HONG KONG 7.4%		
Common Stocks 7.4%		
Hongkong Land Holdings (USD)	621,500	4,574
Hysan Development	655,000	3,126
Sun Hung Kai Properties	377,000	5,538

Wharf Holdings	160,900	1,331
Total Hong Kong (Cost $12,185)		14,569
JAPAN 9.7%		
Common Stocks 9.7%		
Mitsubishi Estate	220,600	4,124
Mitsui Fudosan	208,600	4,998
Mitsui Fudosan Logistics Park	553	1,652
Mori Hills REIT Investment	2,047	2,517
Nippon Accommodations Fund	970	4,053
Nippon Prologis REIT	863	1,837
Total Japan (Cost $16,225)		19,181
MEXICO 1.1%		
Common Stocks 1.1%		
Concentradora Fibra Danhos	1,247,200	2,235
Total Mexico (Cost $2,243)		2,235
SINGAPORE 1.6%		
Common Stocks 1.6%		
CapitaLand Mall Trust	2,249,300	3,226
Total Singapore (Cost $3,238)		3,226
SPAIN 1.3%		
Common Stocks 1.3%		
Inmobiliaria Colonial (1)	285,493	2,491
Total Spain (Cost $1,982)		2,491
SWEDEN 1.0%		
Common Stocks 1.0%		
Hufvudstaden, A Shares	115,400	1,915
Total Sweden (Cost $1,116)		1,915

SWITZERLAND 2.8%		
Common Stocks 2.8%		
PSP Swiss Property	58,726	5,495
Total Switzerland (Cost $5,111)		5,495
UNITED KINGDOM 6.6%		
Common Stocks 6.6%		
Derwent London	69,029	2,386
Great Portland Estates	356,249	2,773
Shaftesbury	371,018	4,702
UNITE	390,067	3,297
Total United Kingdom (Cost $11,114)		13,158
UNITED STATES 51.8%		
Common Stocks 51.8%		
Acadia Realty Trust, REIT	83,000	2,307
American Campus Communities, REIT	82,700	3,912
AvalonBay Communities, REIT	52,700	10,128
Boston Properties, REIT	41,200	5,069
Douglas Emmett, REIT	94,000	3,592
Equity Residential, REIT	140,200	9,229
Essex Property Trust, REIT	22,320	5,742
Federal Realty Investment Trust, REIT	29,600	3,741
GGP, REIT	255,000	6,008
Hilton Worldwide Holdings	23,713	1,467
Kilroy Realty, REIT	29,200	2,194
Macerich Company, REIT	54,200	3,147
Prologis, REIT	140,140	8,218
Public Storage, REIT	20,400	4,254
Rayonier, REIT	78,500	2,259
Regency Centers, REIT	86,900	5,443
Simon Property Group, REIT	21,900	3,543
SL Green Realty, REIT	63,800	6,750

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/17
Investment Income (Loss)		
Income		
Dividend		$ 3,637
Interest		82
Total income		3,719
Expenses		
Investment management		767
Shareholder servicing		
Investor Class	$ 178	
Advisor Class	24	202
Rule 12b-1 fees		
Advisor Class		37
Prospectus and shareholder reports		
Investor Class	19	
Advisor Class	3	22
Custody and accounting		91
Registration		57
Legal and audit		15
Miscellaneous		15
Waived / paid by Price Associates		(22)
Total expenses		1,184
Net investment income		2,535
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		702
Foreign currency transactions		28
Net realized gain		730
Change in net unrealized gain / loss		
Securities		3,253
When- issued sales commitments		1
Other assets and liabilities denominated in foreign currencies		10
Change in net unrealized gain / loss		3,264
Net realized and unrealized gain / loss		3,994
INCREASE IN NET ASSETS FROM OPERATIONS		$ 6,529

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/17	Year Ended 12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 2,535	$ 3,308
Net realized gain	730	2,752
Change in net unrealized gain / loss	3,264	(91)
Increase in net assets from operations	6,529	5,969
Distributions to shareholders		
Net investment income		
Investor Class	(2,321)	(3,228)
Advisor Class	(351)	(510)
I Class	(9)	(1)
Net realized gain		
Investor Class	–	(3,628)
Advisor Class	–	(570)
I Class	–	(4)
Tax return of capital		
Investor Class	–	(354)
Advisor Class	–	(56)
Decrease in net assets from distributions	(2,681)	(8,351)
Capital share transactions*		
Shares sold		
Investor Class	9,420	44,370
Advisor Class	4,222	11,368
I Class	527	250
Distributions reinvested		
Investor Class	2,093	6,589
Advisor Class	351	1,136
I Class	4	–
Shares redeemed		
Investor Class	(48,147)	(49,565)
Advisor Class	(8,882)	(11,072)
I Class	(1)	–
Redemption fees received	6	19
Increase (decrease) in net assets from capital share transactions	(40,407)	3,095

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Global Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has three classes of shares: the Global Real Estate Fund (Investor Class), the Global Real Estate Fund–Advisor Class (Advisor Class), and the Global Real Estate Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $13,120,000 and $54,043,000, respectively, for the six months ended June 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2016, the fund had $54,000 of available capital loss carryforwards.

At June 30, 2017, the cost of investments for federal income tax purposes was $161,884,000. Net unrealized gain aggregated $34,982,000 at period-end, of which $37,246,000 related to appreciated investments and $2,264,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $22,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2017. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $203,000 remain subject to repayment by the fund at June 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $103,000 for T. Rowe Price Services, Inc.; and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of June 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 12,716 shares of the I Class, representing 33% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2017.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-year, two-year, three-year, four-year, and five-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the fund’s Investor Class, Advisor Class, and I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group); the fund’s actual management fee rate ranked in the second quintile (Investor Class Expense Group) and first quintile (Advisor Class Expense Group and Expense Universe); and the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and first and third quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Real Estate Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 21, 2017